UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)
November 9, 2009
Gardner Denver, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13215	76-0419383

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Gardner Expressway Quincy, Illinois	62305

(Address of Principal Executive Offices)	(Zip Code)
(217) 222-5400

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
          Gardner Denver, Inc. (the “Company”) plans to make a Company presentation, which includes non-public information, at the Robert W. Baird 2009 Industrial Conference in Chicago, Illinois on Tuesday, November 10th. The Company will also make this presentation to current and potential investors at meetings scheduled during the next several weeks.
     A copy of the presentation is furnished as Exhibit 99.1 to this Current Report and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended. The presentation materials will also be posted in the Investors information section of the Company’s website (www.gardnerdenver.com) for at least 30 days after the event.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1	Company presentation dated November 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.
Date: November 9, 2009	By:	/s/ Brent A. Walters
Brent A. Walters
Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Company presentation dated November 2009.